SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2011

DOVER MOTORSPORTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-11929

Delaware	51-0357525
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway, Dover, Delaware 19901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 883-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously discussed in our Form 8-K dated October 24, 2011, we expected to fall below criteria for the continued listing standards of the New York Stock Exchange (“NYSE”). We received formal notice from the NYSE today that this has occurred and in accordance with NYSE rules, we have issued a press release disclosing our intent to submit a plan to the NYSE to demonstrate our ability to achieve compliance within 18 months. A copy of that press release is attached to this Form 8-K as an Exhibit.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit

99.1	Press Release dated November 4, 2011, issued by Dover Motorsports, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: November 4, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 4, 2011, issued by Dover Motorsports, Inc.